Exhibit 32
CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002
I, Patrick L. Beach, the President of GP3 Asset Acquisition, LLC, the manager of Captec Franchise Capital Partners L.P. III (the “Partnership”), certify that:
(1) The Quarterly Report on Form 10-QSB of the Partnership for the period ended June 30, 2007 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Patrick L. Beach Patrick L. Beach
President
GP3 Asset Acquisition, LLC
August 10, 2007

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